Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 5

TO

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of March 25, 2010 is entered into among JWPR CORPORATION (“JWPR”), as Seller and Servicer, LIBERTY STREET FUNDING LLC (“Liberty”), as the sole Conduit, and THE BANK OF NOVA SCOTIA, as agent (in such capacity, the “Agent”) and as the sole Financial Institution (in such capacity, the “Financial Institution” and together with the Conduit, the “Purchasers”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.

PRELIMINARY STATEMENTS

Reference is made to the Third Amended and Restated Receivables Purchase Agreement dated as of December 10, 2008, among the parties hereto (as amended, supplemented or otherwise modified prior to the date hereof, the “Receivables Purchase Agreement”).

In consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the date first written above, Section 7.1(d) of the Receivables Purchase Agreement is hereby amended by deleting the reference to “May 30th” set forth therein and replacing such reference with a reference to “August 31st”.

SECTION 2. Representations and Warranties.

(a) JWPR represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) By its acknowledgment below, JWPR represents and warrants that on the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing, (ii) the Purchaser Interests of the Purchasers do not exceed the Maximum Purchaser Percentage, (iii) the Net Receivables Balance is at least equal to 103% of the sum of (x) the Aggregate Capital, plus (y) the Aggregate Reserves and (iv) each of the representations and warranties of JWPR set forth in the Receivables Purchase Agreement is true and correct in all material respects.

SECTION 3. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended or modified above, the terms and conditions of the Receivables Purchase Agreement, all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 4. Reaffirmation of Performance Undertaking. Diversey, Inc. (i) reaffirms all of its obligations under the Performance Undertakings, (ii) acknowledges that the Agent, as a party to the Receivables Purchase Agreement, enjoys the benefits of each Performance Undertaking, and (iii) acknowledges and agrees that each Performance Undertaking remains in full force and effect (including, without limitation, after giving effect to this Amendment).

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. Fees and Expenses. JWPR, as Seller, hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent or the Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent or the Purchasers with respect thereto.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JWPR CORPORATION

By:	/s/ Lori P. Marin
	Name:	Lori P. Marin
	Title:	Vice President

LIBERTY STREET FUNDING LLC, as a Conduit

By:	/s/ Darren Ward
	Name:	Darren Ward
	Title:	Director

THE BANK OF NOVA SCOTIA, as a Financial Institution and Managing Agent

By:	/s/ Jill Russo
	Name:	Jill Russo
	Title:	Vice President

Acknowledged and Agreed to:

DIVERSEY, INC.

By:	/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	Vice President and Corporate Treasurer

Amendment No. 5 to

Third Amended and Restated Receivables Purchase Agreement